UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 28, 2022

Laredo Oil, Inc.
(Exact Name of Registrant as Specified in Charter) 333-153168
(Commission File Number)

Delaware	26-2435874
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Guadalupe Street, Ste. 260 Austin, Texas	78705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(512) 337-1199

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Laredo Oil, Inc. (the “Company”) has entered into a Secured Promissory Note dated June 28, 2022 (the “Note”),with the initial principal amount of $750,000. The Note is payable to Cali Fields LLC (the “Lender”). The Note will accrue interest on the outstanding principal sum at the rate of 15.0% per annum. The Company may prepay the Note in whole or in part, without penalty, with any such payment being applied first to any accrued and unpaid interest, and then to the principal amount. The Note has a maturity date of December 31, 2023.

As partial consideration for the Lender’s advance of the principal amount of the Note, the Company agreed to pay the Lender a quarterly revenue royalty equal to 0.5% of the consolidated revenue of the Company and its consolidated subsidiaries from the production of oil, gas, gas liquids and all other hydrocarbons, recognized by the Company during the most recent calendar quarter during the “Royalty Period.” The Royalty Period is from June 1, 2022 through May 31, 2027.

The Note is secured by the Company’s fifty percent (50%) interest in Cat Creek Holdings, LLC.

The foregoing is a description of the material terms and conditions of the Note and is not a complete discussion of the Note. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Note, a copy of which is attached as Exhibit 10.1 to this Report, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit 10.1	Secured Promissory Note executed by Laredo Oil, Inc. and Cali Fields LLC.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO OIL, INC.

Date: June 30, 2022	By:	/s/ Bradley E. Sparks
Bradley E. Sparks
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Secured Promissory Note executed by Laredo Oil, Inc. and Cali Fields LLC

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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